SUPPLEMENT DATED MARCH 29, 2019

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS FOR

CURRENCY STRATEGIES PORTFOLIO

DATED MAY 1, 2018

This supplement revises the Pacific Select Fund Summary Prospectus for Currency Strategies Portfolio dated May 1, 2018, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF CO-SUB-ADVISER ADDITION FOR

CURRENCY STRATEGIES PORTFOLIO

At a Board meeting held on March 27, 2019, the Board of Trustees, including a majority of the independent trustees, approved Neuberger Berman Investment Advisers LLC as co-sub-adviser to the Currency Strategies Portfolio effective after the close of business on April 30, 2019, joining existing sub-adviser UBS Asset Management (Americas) Inc.  As a result, the following disclosure changes will be made.

The Principal Investment Strategies subsection will be deleted and replaced with the following:

“Currency Strategies” in the Fund’s name refers to the Fund’s strategy to provide exposures to global currencies, which may include the U.S. dollar and currencies of other developed countries and emerging market countries, to seek to provide total return based on each sub-adviser’s outlook for such currencies. Under normal market conditions, the Fund principally invests in derivatives and high-quality debt securities to establish exposures to global currencies. The Fund may have significant investment exposure to a single currency, a small number of currencies, or currencies in a particular geographic region. Typically, a portion of the Fund’s assets will be invested in emerging market currencies.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser for the Fund, allocates the Fund’s assets between two sub-advisers: UBS Asset Management (Americas) Inc. (“UBS”) and Neuberger Berman Investment Advisers LLC (“Neuberger Berman”). PLFA may change the allocation between the sub-advisers at any time, in its judgment, to help seek to achieve the Fund’s investment goal.

The performance of the Fund is generally expected to have low correlation with the performance of traditional equity and debt investments over long-term periods. However, the actual correlation will fluctuate over shorter time periods and may be higher or lower than the long-term average. The Fund is generally intended to complement a balanced portfolio of traditional equity and debt investments as a means of seeking diversification and is not intended to be a complete investment program.

Each sub-adviser employs a different approach in managing global currency strategies. Each sub-adviser seeks to gain positive (or long) exposure to currencies that it believes are undervalued and negative (or short) exposure to currencies that it believes are overvalued, and will primarily use non-deliverable forward foreign currency contracts (“NDFs”) and may also use currency options, each a type of derivative, to obtain these exposures, as well as hold foreign currencies in the Fund. NDFs and currency options may also be used to hedge against currency fluctuations by offsetting or reducing exposure to a particular currency.

The Fund typically experiences gains when currencies in which the Fund has long positions (or positive exposure) appreciate relative to the currencies in which the Fund has short positions (or negative exposure), and typically incurs a loss when currencies in which the Fund has positive exposure depreciate relative to the currencies in which the Fund has negative exposure.

Each sub-adviser uses derivatives in a way that has a leveraging effect on the Fund. This means that the derivative positions may expose the Fund to potential gain or loss in an amount that exceeds the amount invested to establish or maintain the derivative contract, often by several times the value of the Fund’s assets. Because the Fund’s use of leverage may be significant, the Fund may be more volatile than many other funds.

With respect to the portion of the Fund invested in short-term high-quality debt securities, the Fund may invest in cash and cash equivalents as well as a broad variety of fixed and floating rate investment-grade debt securities including U.S. and non-U.S. government debt securities, supranational debt, corporate debt, and asset-backed (including mortgage-backed) securities for the purpose of short-term investment, cash management and to maintain asset coverage requirements for the Fund’s derivative positions.

UBS managed portion: When analyzing a potential investment opportunity and the desired amount of exposure, UBS considers the economic and investment outlook for the opportunity and the degree of risk the Fund may assume relative to the potential return on such investment in order to maximize the risk-adjusted return for UBS’s portion of the Fund. UBS may also consider quantitative factors to decide whether to increase or decrease currency exposures.

Neuberger Berman managed portion: Neuberger Berman identifies investment opportunities and determines exposures using a framework of fundamental tools in seeking to assess relative value among currencies. Neuberger Berman analyzes data and seeks opportunities across multiple time horizons and uses a number of strategies based on a number of fundamental factors such as multi-asset class momentum indicators, interest rates, growth, capital flows, distance from fair value, policy impact on growth, and structural factors, among others.

For its portion of the Fund, Neuberger Berman may also utilize derivatives such as swaps and futures to gain exposure to currencies and for hedging purposes.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

In the Principal Risks subsection, the Derivatives Risk will be deleted and replaced with the following:

•             Derivatives Risk: The Fund’s use of forward commitments, options, swaps and futures (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, premium risk and segregation risk, each of these risks as described in the “Derivatives Risk” disclosure included in the section of the Prospectus entitled “Additional Information About Principal Risks.” Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

In addition, in the Principal Risks subsection, the following will be added:

•                   Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk, interest rate risk, subprime risk, prepayment risk, call risk, U.S. government securities risk and issuer risk, each of these risks as described in the “Mortgage-Related and Other Asset-Backed Securities Risk” disclosure included in the section of the Prospectus entitled “Additional Information About Principal Risks.”

In the Performance subsection, the second paragraph will be deleted and replaced with the following:

UBS and Neuberger Berman became co-sub-advisers of the Fund effective May 1, 2019, and certain investment policies changed at that time. UBS was the sole sub-adviser to the Fund from October 16, 2018 to May 1, 2019 and was previously the sole sub-adviser to the Fund prior to November 1, 2013. Between November 1, 2013 and October 16, 2018, another firm was a co-sub-adviser to the Fund with UBS.

The Management subsection will be deleted and replaced with the following:

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Advisers – UBS Asset Management (Americas) Inc. and Neuberger Berman Investment Advisers LLC. The primary persons responsible for day-to-day management of the Fund are:

UBS Asset Management (Americas), Inc.

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Jonathan Davies, CFA, Head of Currency — Global Investment Solutions	Since Inception
Alistair Moran, CFA, Co-Portfolio Manager	Since 2015

Neuberger Berman Investment Advisers LLC

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Ugo Lancioni, Managing Director	Since 2019
Thomas A. Sontag, Managing Director	Since 2019